Exhibit 99.1

Conference Call and Webcast

Today, May 13, 2026 at 11:00 a.m. ET

(800) 715-9871 or +1 (646) 307-1963, conference ID 1613596 or

www.bbgi.com

Replay information provided below

CONTACT:
Heidi Raphael	Ilana Goldstein
Chief Communications Officer	Director, IR & Corp. Dev.
Beasley Broadcast Group, Inc.	Beasley Broadcast Group, Inc.
239/263-5000 or Heidi.raphael@bbgi.com	212/835-8500 or ilana@bbgi.com

BEASLEY BROADCAST GROUP REPORTS FIRST QUARTER REVENUE OF $42.6 MILLION

NAPLES, Florida, May 13, 2026 – Beasley Broadcast Group, Inc. (Nasdaq: BBGI) (“Beasley” or the “Company”), a multi-platform media company, today announced operating results for the three-month period ended March 31, 2026. For further information, the Company has posted a presentation to its website regarding the first quarter highlights and accomplishments that management will review on today’s conference call.

First Quarter Financial Highlights

In millions, except per share data	Three Months Ended March 31,
	2025	2026
Net revenue	$48.9	$42.6
Operating income (loss)	(0.3)	7.7
Net income (loss)	(2.7)	3.2
Net income (loss) per diluted share	(1.50)	1.77
Adjusted EBITDA (non-GAAP)	$1.1	$(0.4)

First Quarter 2026 Highlights

•
Revenue from new business accounted for 11% of net revenue
•
Local revenue, including digital packages sold locally, accounted for 75% of net revenue
•
Digital revenue was $10.7 million, flat year-over-year and an 18.2% increase on a same-station basis
•
Digital revenue accounted for 25% of net revenue
•
Digital segment operating margin was 15.5%

Net revenue during the three months ended March 31, 2026 decreased 12.9% to $42.6 million, a decrease of 6.7% on a same-station basis. This performance reflects persistent weakness in the traditional agency advertising market that was partially offset by the continued expansion of our high-margin, owned-and-operated direct digital revenues.

Beasley recorded operating income of $7.7 million in the first quarter of 2026, compared to an operating loss of $0.3 million in the prior year quarter. The increase in operating income was driven primarily by the completion of the company’s sale of all stations operated within Fort Myers, FL. Cash interest expense totaled $3.3 million, consistent with prior periods. Beasley reported net income of approximately $3.2 million, or $1.77 per diluted share, compared to a net loss of $2.7 million, or $1.50 per diluted share, in the prior year quarter.

Beasley Broadcast Group, 5/13/2026	page 2

Adjusted EBITDA was negative $0.4 million in the first quarter of 2026, compared to $1.1 million in the first quarter of 2025.

Please refer to the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and EBITDA per Indenture” table at the end of this release.

Commenting on the financial results, Caroline Beasley, Chief Executive Officer, said:

“While first quarter results continued to reflect pressure in certain legacy advertising categories and an uneven pace of recovery across our markets, we made meaningful progress against the strategic priorities we outlined over the past year. Importantly, we continue to see strong momentum in digital, particularly in our owned and operated products, which grew year-over-year on a same station basis and now represent an increasingly important contributor to both revenue quality and long-term profitability. Markets with stronger digital adoption continue to demonstrate greater revenue stability, reinforcing our confidence in the long-term direction of the business.”

“Beasley added, “On May 1st, we took significant steps to strengthen our balance sheet and improve financial flexibility. Through the completion of our second lien restructuring, repurchase of a portion of our first lien notes, establishment of a new asset-based lending facility, and the continued execution of our portfolio optimization strategy, we meaningfully improved our capital structure and liquidity position. These actions provide additional runway and flexibility as we continue executing our operating and deleveraging strategy.”

“We remain focused on disciplined execution as we move through 2026,” Beasley continued. “Our priorities are clear: stabilize and rebuild local direct revenue, continue scaling higher-margin digital products, improve conversion from revenue to station operating income, and further reduce leverage over time. While macroeconomic conditions remain challenging, we believe the operational and financial actions we are taking today are positioning the Company for a more durable and profitable long-term future.”

Conference Call and Webcast Information

The Company will host a conference call and webcast today, May 13, 2026 at 11:00 a.m. ET to discuss its financial results and operations. To access the conference call, interested parties may dial (800) 715-9871 or +1 (646) 307-1963 conference ID 1613596 (domestic and international callers). Participants can also listen to a live webcast of the call at the Company’s website at www.bbgi.com. Please allow 15 minutes to register and download and install any necessary software. Following its completion, a replay of the webcast can be accessed for five days on the Company’s website, www.bbgi.com.

Questions from analysts, institutional investors and debt holders may be e-mailed to ir@bbgi.com at any time up until 9:00 a.m. ET on Wednesday, May 13, 2026. Management will answer as many questions as possible during the conference call and webcast (provided the questions are not addressed in their prepared remarks).

About Beasley Broadcast Group

The Company is a multi-platform media company whose primary business is operating radio stations throughout the United States. The Company offers local and national advertisers integrated marketing solutions across audio, digital and event platforms. The Company owns and operates 49 AM and FM stations in the following large- and mid-size markets in the United States: Augusta, GA, Boston, MA, Charlotte, NC, Detroit, MI, Fayetteville, NC, Las Vegas, NV, Middlesex, NJ, Monmouth, NJ, Morristown, NJ, Philadelphia, PA, and Tampa-Saint Petersburg, FL. Approximately 18 million consumers listen to the Company’s radio stations weekly over-the-air, online and on smartphones and tablets, and millions regularly engage with the Company’s brands and personalities through digital platforms such as Facebook, X, text, apps and email. For more information, please visit www.bbgi.com.

For further information, or to receive future Beasley Broadcast Group news announcements via e-mail, please contact Beasley Broadcast Group, at 239-263-5000 or ir@bbgi.com.

Beasley Broadcast Group, 5/13/2026	page 3

Definitions

EBITDA is defined as net income (loss) before interest income or expense, income tax expense or benefit, depreciation, and amortization.

Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain, non-operating or other items that we believe are not indicative of the performance of our ongoing operations, such as impairment losses, other income or expense, one-time severance expense, stock-based compensation or equity in earnings of unconsolidated affiliates. See “Reconciliation of Net Loss to Adjusted EBITDA” for additional information.

Adjusted EBITDA is a measure widely used in the media industry. The Company recognizes that because Adjusted EBITDA is not calculated in accordance with GAAP, it is not necessarily comparable to similarly titled measures employed by other companies. However, management believes that Adjusted EBITDA provides meaningful information to investors because it is an important measure of how effectively we operate our business and assists investors in comparing our operating performance with that of other media companies.

EBITDA per Indenture refers to EBITDA as defined by our creditors. The Company recognizes that because EBITDA per Indenture is not calculated in accordance with GAAP, it is not necessarily comparable to similarly titled measures employed by other companies. However, management believes that EBITDA per Indenture provides meaningful information to investors because it reflects how our creditors are benchmarking our performance.

Same station revenue and same station operating expenses exclude revenue or operating expenses, as applicable, from all divestitures and other operations that were exited in the prior 12 months. These measures provide investors with a clearer view of core business performance by eliminating the impact of portfolio changes and enabling more meaningful year-over-year comparisons. By isolating the performance of continuing operations, same station results offer greater transparency into underlying trends, operational execution, and the effectiveness of strategic initiatives.

New business revenue is defined as revenue from an advertiser that has not advertised in the prior 13 months before the start of the current quarter.

Note Regarding Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based upon current expectations and assumptions and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “looking ahead,” “intends,” “believes,” “expects,” “seek,” “will,” “should” or variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain. Key risks are described in the Company’s reports filed with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including:

•
our ability to comply with the continued listing standards of Nasdaq, remain listing on Nasdaq and make periodic filings with the SEC;
•
risks from health epidemics, natural disasters, terrorism, and other catastrophic events;
•
adverse effects of inflation;
•
external economic forces and conditions that could have a material adverse impact on our advertising revenues and results of operations;
•
the ability of our stations to compete effectively in their respective markets for advertising revenues;
•
our ability to develop compelling and differentiated digital content, products and services;
•
audience acceptance of our content, particularly our audio programs;
•
our ability to adapt or respond to changes in technology, standards and services that affect the audio industry;

Beasley Broadcast Group, 5/13/2026	page 4

•
our dependence on federally issued licenses subject to extensive federal regulation;
•
actions by the Federal Communications Commission (“FCC”) or new legislation affecting the audio industry;
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increases in royalties we pay to copyright owners or the adoption of legislation requiring royalties to be paid to record labels and recording artists;
•
our dependence on selected market clusters of stations for a material portion of our net revenue;
•
credit risk on our accounts receivable;
•
impairment of our FCC licenses;
•
our substantial debt levels and the potential effect of restrictive debt covenants on our operational flexibility and ability to pay dividends;
•
the potential effects of hurricanes, extreme weather and other climate change conditions on our corporate offices and stations;
•
the failure or destruction of the internet, satellite systems and transmitter facilities that we depend upon to distribute our programming;
•
modifications or interruptions of our information technology infrastructure and information systems;
•
the loss of key executives and other key employees;
•
our ability to identify, consummate and integrate acquired businesses and stations;
•
the fact that our Company is controlled by the Beasley family, which creates difficulties for any attempt to gain control of our Company; and
•
other economic, business, competitive, and regulatory factors, such as the ongoing U.S. government shutdown, affecting our businesses, including those set forth in our filings with the SEC.

Our actual performance and results could differ materially because of these factors and other factors discussed in our SEC filings, including but not limited to our annual reports on Form 10-K or quarterly reports on Form 10-Q, copies of which can be obtained from the SEC at www.sec.gov, or our website at www.bbgi.com. All information in this release is as of May 13, 2026, and we undertake no obligation to update the information contained herein to actual results or changes to our expectations, except as required by law.

Beasley Broadcast Group, 5/13/2026	page 5

BEASLEY BROADCAST GROUP, INC.

Condensed Consolidated Statements of Net Income (Loss) - Unaudited

	Three months ended
	March 31,
	2025	2026
Net revenue	$48,912,465	$42,588,735
Operating expenses:
Operating expenses (including stock-based compensation and excluding depreciation and amortization shown separately below)	45,241,261	42,170,631
Corporate expenses (including stock-based compensation)	4,019,462	3,527,570
Depreciation and amortization	1,652,331	1,657,291
Gain on dispositions	(1,698,228)	(12,461,477)
Total operating expenses	49,214,826	34,894,015
Operating income (loss)	(302,361)	7,694,720
Non-operating income (expense):
Interest expense	(3,380,642)	(3,263,397)
Other income (expense), net	(600,743)	82,916
Income (loss) before income taxes	(4,283,746)	4,514,239
Income tax expense (benefit)	(1,567,727)	1,328,368
Income (loss) before equity in earnings of unconsolidated affiliates	(2,716,019)	3,185,871
Equity in earnings of unconsolidated affiliates, net of tax	26,198	28,919
Net income (loss)	$(2,689,821)	$3,214,790
Basic net income (loss) per Class A and Class B common share	$(1.50)	$1.78
Diluted net income (loss) per Class A and Class B common share	$(1.50)	$1.77
Basic weighted-average common shares outstanding	1,792,029	1,806,242
Diluted weighted-average common shares outstanding	1,792,029	1,812,976

Selected Balance Sheet Data - Unaudited

(in thousands)

	December 31,	March 31,
	2025	2026
Cash and cash equivalents	$9,937	$6,426
Working capital	230	4,670
Total assets	299,288	281,508
Long-term debt, net of unamortized debt issuance costs	235,287	217,505
Stockholders' deficit	$(48,365)	$(46,067)

Selected Statement of Cash Flows Data – Unaudited

	Three months ended
	March 31,
	2025	2026
Net cash used in operating activities	$(3,474,505)	$(3,484,433)
Net cash provided by investing activities	1,946,342	18,668,931
Net cash used in financing activities	(9,105)	(18,695,735)
Net decrease in cash and cash equivalents	$(1,537,268)	$(3,511,237)

Beasley Broadcast Group, 5/13/2026	page 6

Reconciliation of Net Income (Loss) to Adjusted EBITDA and EBITDA per Indenture – Unaudited

	Three months ended
	March 31,
	2025	2026
Net income (loss)	$(2,689,821)	$3,214,790
Interest expense	3,380,642	3,263,397
Income tax expense (benefit)	(1,567,727)	1,328,368
Depreciation and amortization	1,652,331	1,657,291
EBITDA	775,425	9,463,846
Severance expenses	889,470	158,670
Non-recurring expenses	494,961	2,524,598
Stock-based compensation expenses	98,619	50,788
Gain on dispositions	(1,698,228)	(12,461,477)
Other income (expense), net	600,743	(82,916)
Equity in earnings of unconsolidated affiliates, net of tax	(26,198)	(28,919)
Adjusted EBITDA	1,134,792	(375,410)
Non-cash trade agreements	(149,045)	297,287
Property and franchise taxes	521,258	544,581
Pro-forma cost savings	150,701	—
EBITDA per Indenture	$1,657,706	$466,458

Calculation of Same Station Net Revenue and Operating Expenses – Unaudited

	Three months ended
	March 31,
	2025	2026
Net revenue	$48,912,465	$42,588,735
Fort Myers	(1,889,439)	(299,815)
Digital Direct	(1,706,633)	—
Same station net revenue	$45,316,393	$42,288,920

	Three months ended
	March 31,
	2025	2026
Operating expenses	$45,241,261	$42,170,631
Fort Myers	(1,677,286)	(1,237,423)
Digital Direct	(1,969,783)	(332,000)
Same station operating expenses	$41,594,192	$40,601,208

Calculation of Same Station Audio Net Revenue and Audio Operating Expenses – Unaudited

	Three months ended
	March 31,
	2025	2026
Audio net revenue	$38,153,370	$31,884,452
Fort Myers	(1,889,439)	(299,815)
Same station audio net revenue	$36,263,931	$31,584,637

	Three months ended
	March 31,
	2025	2026
Audio operating expenses	$36,394,976	$33,126,917
Fort Myers	(1,677,286)	(1,237,423)
Same station audio operating expenses	$34,717,690	$31,889,494

Beasley Broadcast Group, 5/13/2026	page 7

Calculation of Same Station Digital Net Revenue and Digital Operating Expenses – Unaudited

	Three months ended
	March 31,
	2025	2026
Digital net revenue	$10,759,095	$10,704,283
Digital Direct	(1,706,633)	—
Same station digital net revenue	$9,052,462	$10,704,283

	Three months ended
	March 31,
	2025	2026
Digital operating expenses	$8,846,285	$9,043,714
Digital Direct	(1,969,783)	(332,000)
Same station digital operating expenses	$6,876,502	$8,711,714